                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT



                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  November 8, 2001
                                                  -------------------


                          Williams Energy Partners L.P.
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             (Exact name of registrant as specified in its charter)



             Delaware                  1-16335                 73-1599053
          ---------------           ------------           -------------------
          (State or other           (Commission             (I.R.S. Employer
          jurisdiction of           File Number)           Identification No.)
          incorporation)

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  One Williams Center, Tulsa, Oklahoma                                   74172
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(Address of principal executive offices)                              (Zip Code)



        Registrant's telephone number, including area code: 918/573-2000



                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)




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Item 2.  Acquisition of Assets.

         On November 8, 2001, Williams Energy Partners L.P. (the "Partnership")
reported that it had purchased the crude oil storage and distribution assets of
Geonet Gathering, Inc. for $20 million effective October 31, 2001. The consideration for the acquisition was determined by arms-length negotiation among the parties. The purchase price was funded with borrowings under the
Partnership's existing credit facility, led by Bank of America. The Partnership intends to use the facility as a crude storage and distribution facility with an affiliate company as its primary customer.

         The Partnership incorrectly filed on November 12, 2001, an Item 5 Form
8-K to report such information instead of an Item 2 Form 8-K. This amended Form
8-K corrects such mistake and attaches the exhibits required by Item 2 and Item
7 of Form 8-K.

Item 7.  Financial Statements and Exhibits

         The Partnership files the following exhibits as part of this report:

         Exhibit  23    Consent of independent accountants to the use of their
                        report dated May 18, 2001 relating to the financial
                        statements of Geonet Gathering, Inc. as of December 31,
                        2000 and for the year then ended in the current report
                        on Form 8-K of Williams Energy Partners L.P.

         Exhibit 99.1   Copy of the Partnership's press release dated November
                        8, 2001, publicly announcing the information reported
                        herein.

         Exhibit 99.2   Pro forma balance sheet as of September 30, 2001, and
                        pro forma statements of income for the year ended
                        December 31, 2000 and the nine months ended September
                        30, 2001.

         Exhibit 99.3   The financial statements with report of independent
                        accountants for Geonet Gathering, Inc. as of and for the
                        year ended December 31, 2000 and the interim financial
                        statements as of and for the nine months ended
                        September 30, 2001.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Partnership has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   WILLIAMS ENERGY PARTNERS L.P.


                                   By: Williams GP LLC, its General Partner
Date: January 11, 2002                 /s/ Suzanne H. Costin
                                       ----------------------------------------
                                       Name: Suzanne H. Costin
                                       Title:   Corporate Secretary


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                                INDEX TO EXHIBITS

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
EXHIBIT
NUMBER                     DESCRIPTION
-------                    -----------
23                         Consent of independent accountants to the use of their report dated May 18, 2001 relating to the financial statements of Geonet Gathering, Inc. as of December 31,
                           2000 and for the year then ended, in the current report on Form 8-K of Williams
                           Energy Partners L.P.

99.1                       Copy of the Partnership's press release dated November 8, 2001, publicly announcing the information reported herein.

99.2                       Pro forma balance sheet as of September 30, 2001, and pro forma statements of income for the year ended December 31, 2000 and the nine months ended September 30,
                           2001.

99.3                       The financial statements with report of independent accountants for Geonet
                           Gathering, Inc. as of and for the years ended December 31, 2000 and the interim financial statements as of and for the nine months ended September 30, 2001.

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